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                                  EXHIBIT 10.1

                    AMENDMENT SIXTEEN TO MARKETING AGREEMENT


This document is Amendment Sixteen to the Marketing Agreement, made and entered into effective June 1, 1993, and amended by Amendment One to Marketing Agreement dated September 16, 1993; Amendment Two to Marketing Agreement dated June 4, 1998; Amendment Three to Marketing Agreement dated September 25, 1998; Amendment Four to Marketing Agreement dated October 19, 1998; Amendment Five to Marketing Agreement dated December 15, 1998; Amendment Six to Marketing Agreement dated March 25, 1999; Amendment Seven to Marketing Agreement dated May 10, 1999; Amendment Eight to Marketing Agreement dated June 24, 1999; Amendment Nine to Marketing Agreement dated August 5, 1999; Amendment Ten to Marketing Agreement dated October 1, 1999; Amendment Eleven to Marketing Agreement dated January 31, 2000; Amendment Twelve to Marketing Agreement dated February 29, 2000; Amendment Thirteen to Marketing Agreement dated April 19, 2000; Amendment Fourteen to Marketing Agreement dated July 31, 2000; and Amendment Fifteen to Marketing Agreement dated September 25,2000 (the "Agreement"), by and between American National Insurance Company ("American National") a Texas corporation, and Legacy Marketing Group ("LMG"), a California corporation.

In consideration of mutual covenants contained herein, the parties agree as follows:

1. Section 3.1 of the Agreement is hereby deleted in its entirety and the following new Section 3.1 shall be substituted therefore:

       "3.1 Subject to termination as hereinafter provided, this Agreement shall remain in force and effect until the close of business on November 30, 2000, the term of this Agreement. This Agreement may be renewed by mutual agreement for successive terms of one (1) year unless terminated by either party by prior written notice to the other at least one hundred eighty (180) days prior to the end of the initial term or the renewal term."

2. Except as specifically amended hereby, all terms and provisions of the Marketing Agreement shall remain in full force and effect.

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       LEGACY MARKETING GROUP                               AMERICAN NATIONAL INSURANCE
                                                              COMPANY

       By:          /s/ Preston Pitts                By:           /s/ Kelly M. Collier
                    -----------------                              --------------------

       Title:       President                        Title:        V. P. Alternative Distribution
                    ---------                                      ------------------------------

       Witness:     /s/ Anne Sedleniek               Witness:      /s/Nicole Abraham
                    ------------------                             -----------------

       Date:        October 31, 2000                 Date:         October 27, 2000
                    ----------------                               ----------------
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